Teleflex Incorporated Q2 2008 Financial Results July 29, 2008 Exhibit 99.1

Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, such matters as expected synergies from acquisitions, business strategies, market trends, future business and financial performance, impact of new product introductions on sales, assumptions regarding effective tax rate, anticipated capital expenditures, depreciation and amortization expense, expected reductions in interest expense, forecasts of earnings per share including special charges, special charges, earnings per share excluding special charges and adjusted operating cash flow and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in the Company's SEC filings including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include earnings per share excluding special charges, operating margins before special charges, adjusted segment operating profits and margins, adjusted cash flow from operations, adjusted gross profit and gross margin and adjusted operating expenses. These non-GAAP measures exclude the impact of restructuring and impairment costs, gain or loss on the sale of assets, tax payment related to gain on sale of Automotive & Industrial businesses, fair market value adjustments for inventory and acquisition integration costs. In addition, this presentation includes information regarding free cash flow, which reflects cash from operations minus capital expenditures and dividend payments. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. Segment operating profit is defined as a segment's revenues reduced by its materials, labor, and other product costs along with the segment's selling, engineering, and administrative expenses and minority interest. Unallocated corporate expenses, restructuring costs, gain or loss on the sale of assets, acquisition integration costs, fair market adjustments for inventory, interest income and expense and taxes on income are excluded from the measure. The following slides reflect continuing operations.

Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617-801-6888, pass code number 19203250

Jeff Black Chairman and Chief Executive Officer

Second Quarter Financial Highlights Strong performance from continuing operations: Sales increase 38% driven by acquisition Medical core growth 3%, Aerospace core growth 5% EPS excluding special charges of $1.05 - up 18% Operating margins before special charges of 15.9%, up 270 bps Medical & Aerospace adjusted segment operating margins ahead of prior year; Commercial in-line with prior year Cash flow from operations, excluding tax payments, up 4% to $71 million

Medical Second Quarter Highlights Teleflex Medical Core growth of 3% on strong international and OEM sales Arrow product sales up 6% over prior year period Critical care - respiratory, anesthesia and urology sales up in EMEA, Asia/Latin America Surgical sales up across product lines in EMEA OEM - stronger orthopedic device and suture sales New product introductions

Medical Second Quarter Highlights Teleflex Medical FDA compliance program on schedule Accelerated spending on compliance to free up R&D resources On track to deliver $35 to $40 million in pre-tax synergies from Arrow integration in 2008 $70 to $75 million in annual pre-tax synergies from Arrow integration by 2010

Arrow Integration Progress Completed activities to date: Consolidation/elimination of public company and corporate costs Realigned functional departments Focused R&D team Realigned European sales forces Created anesthesia/airway management sales team in U.S. Announced plans for product transfer, facility consolidation First distributor to direct conversion completed First product transfers complete Planned actions through 2009: Manufacturing consolidation/product transfers from five facilities, phased over the next 18 months Start up of new European distribution center Streamlining operations, leveraging direct sales channels Expansion of R&D to address solutions for hospital acquired infection

Q2 Medical Revenue by Region & Product Summary Note: Q2'07 excludes Arrow acquisition which occurred in Q4'07

Second Quarter Highlights Teleflex Commercial Teleflex Aerospace Aerospace Core revenue growth of 5% Cargo aftermarket spare & repair sales increase positively impacting margins Narrow-body unit volume more than doubles Continue to invest in new platforms, capacity expansion Commercial Marine manages thru tough market conditions Strong sales for rigging services for oil drilling and wholesale customers Negative impact of truck APU product lines continue

Kevin Gordon Executive Vice President and Chief Financial Officer

Three Month Summary from Continuing Operations

Three Month Summary from Continuing Operations Note: Q2'08 (gains)/losses and other charges includes integration costs of $2,357, net of tax

Year-to-Date Summary from Continuing Operations

Year-to-Date Summary from Continuing Operations Note: Year-to-date Q2'08 (gains)/losses and other charges includes integration costs of $2,564, net of tax

Medical Segment Note: Year-to-date Operating Profit excludes $6.9M inventory step-up and $3.8M integration charges Critical Care Arrow adds revenues of $120 million New GPO contracts for Arrow CVC / PICC Pressure injectable CVC launch Respiratory sales up in EMEA, Asia & Latin America Anesthesia sales up in North America & EMEA Urology sales increase in EMEA, Asia & Latin America Surgical Sales up 8% on strength in European market Cardiac Care Arrow adds revenues of $19 million OEM Sales up 14% Sutures / Specialty sales strength continue Stronger orthopedic product sales Arrow Sales grow 6% over comparable period in '07

Cargo Handling Record aftermarket spare and repair sales Narrow-body unit volume more than doubles Nordisk acquisition adds $13M to revenues Airbus 330/340 system deliveries accelerated in 2008 will enhance core revenue growth First 747-8 to ship end of 2008 Repair Products and Services Core growth tempered by phase out of lower margin products and mix of repairs Facility consolidation and mix of increased repair vs. part sales drives margin improvement PTI joint venture contributes to earnings Aerospace Segment

Marine Revenues decline on weak markets Cost containment initiatives offset by negative currency impact Rigging Services Core growth of 12% Acquisition adds to growth Margin improvement due to mix Power Systems Continued weakness in truck APU order rate thru Q2 and technology investment in alternative fuels business drives loss for the year Launch of $5M alternative fuels program in South America Truck APU orders increase for Q4'08 and Q1'09 Commercial Segment

Year-to-Date Cash Flow From Continuing Operations ($ Millions) Capital Expenditures - $20.5 million; Dividends - $23.7 million Capital Expenditures - $17.8 Million; Dividends - $26.1 million Note: Q2'08 Year-to-Date Cash Flow from Operations excludes tax payments of $90M related to gain on sale of Automotive & Industrial businesses in Q4'07

Prior Estimate Low Prior Estimate High Current Estimate Low Current Estimate High Earnings per share from continuing operations including special charges $3.03 $3.30 $3.28 $3.45 Addback special charges1 $0.67 $0.60 $0.62 $0.55 Earnings per share from continuing operations before special charges $3.70 $3.90 $3.90 $4.00 2008 Outlook Adjusted operating cash flow of approximately $260 million2 1 = includes restructuring, integration costs and inventory step-up, all principally related to the Arrow acquisition 2 = exclusive of tax payments related to gain on sale recorded in discontinued operations in 2007

Jeff Black Chairman and Chief Executive Officer

Summary Building on strong first half New programs/products enhance Medical sales in 4Q Arrow integration on track to achieve 2008 synergies of $35 to $40 million Medical operating margins over 20% for the year Cargo systems delivery schedule ramps in 4Q Cautious on Commercial Marine outlook Rigging Services business remains strong and Power systems APU orders for 4Q and 2009 delivery

Question and Answer Session

Appendices

Appendix A - QTD & YTD Reconciliation of Medical Operating Profit and Margins

Appendix B - QTD & YTD Reconciliation of Teleflex Gross Profit and Margins

Appendix C - QTD & YTD Reconciliation of Teleflex Operating Expenses

Appendix D - Special Charge Income Statement Classification Summary

Appendix E - QTD & YTD Reconciliation of Teleflex Cash Flow from Operations

Appendix F - Capital Structure $ Millions

Annual effective tax rate: 27% +/- Capex: $50 - $55 million Depreciation & Amortization expense: $120 million +/- Favorable interest rates on floating rate borrowings Appendix G - 2008 Outlook Assumptions